UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 23, 2019

HUAHUI EDUCATION GROUP CORPORATION

(F.K.A. DUONAS CORP.)

(Exact name of Registrant as specified in its charter)

Nevada	333-213314	35-2518128
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

Block 2, Duo Li Hi Tech Industrial Park, No.9,

Jinlong 1st Road, Baolong Residential District,

Longgang District, Shenzhen.

Ph: (86) 17722567599

(Address, including zip code, and telephone number, including area code, of
Registrant’s principal executive offices)

N/A

(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [X]

Item 1.01 Entry into a Material Definitive Agreement.

On January 23, 2019, Huahui Education Group Corporation (“HHEG Nevada” and the “Company”), a Nevada company, entered into a Memorandum of Understanding (“MOU”) with the shareholders of HUAHUI GROUP STOCK LIMITED (“HGSL”), a company incorporated in 2017 under the laws of the Seychelles. HHEG Nevada and HGSL shall sometimes be collectively referred to as the “Parties.” The Parties expressed their intent to enter into a Definitive Share Exchange Agreement (“Exchange Agreement”) under which the shareholders of HGSL will exchange all of the shares that they own in HGSL for no less than 90% of HHEG Nevada’s common stock and will appoint a new Board of Directors of HHEG Nevada. A copy of the MOU is attached hereto as Exhibit 2.1 and is incorporated herein by this reference. The summary of the MOU contained herein is qualified in its entirety by reference to Exhibit 2.1. The consummation of the exchange transaction under which HHEG Nevada will acquire 100% of the equity ownership of HGSL shall be referred to as the “Transaction.”

HGSL owns 100% of HUAHUI GROUP (HK) CO., LIMITED (“HGHK”), a Hong Kong private company limited by shares. HGHK has established a wholly foreign owned entity (“WFOE”) in China that is engaged in the education business through the WFOE’s subsidiaries. Further, the WFOE will acquire effective control of an education company in the Peoples Republic of China (the “China Company”) through the use of a variable interest entity structure (“VIE”). The WFOE’S education business involves or will involve enterprise consulting, career training, professional courses, overseas education, and other related enterprises and provides or will provide services to both domestic and foreign customers. Its focus is on improving individual leadership and building elite talents. The Memorandum of Understanding anticipates that all steps relating to the completion of the VIE structure will be completed before the closing on the transaction with HGSL and that the transaction, if consummated, will result in a change in control of the Company.

The MOU provides that the Parties will use their reasonable best efforts to negotiate in good faith the Exchange Agreement, which will contain, among other standard terms and conditions, the following provisions:

1.	In consideration for the transfer of all of the issued and outstanding shares of HGSL, HHEG Nevada will issue shares of its common stock to the shareholders of HGSL in the amounts agreed upon, provided that following the consummation of the Transaction the HGSL shareholders shall own not less than 90% of the equity interests of HHEG Nevada.
2.	The resignation of the officers and directors of HHEG Nevada will become effective immediately after the closing of the Transaction, with such vacancies filled by the nominees of HGSL.
3.	Any necessary third-party consents shall be obtained prior to closing, including but not limited to any consents required to be obtained from HHEG Nevada’s, HGSL’s and the China Company’s lenders, creditors, vendors and lessors.
4.	Each Party shall have completed its due diligence review of the respective Parties and shall be reasonably satisfied with the results of such review.
5.	The VIE agreement shall be in accordance with the laws and regulations of China, and the Exchange Agreement shall comply with applicable law.
6.	The Exchange Agreement will contain representations and warranties of the Parties, covenants, indemnification provisions and such conditions to closing as are customary in a Transaction of this nature. Among other things, the Parties anticipate that closing of the Exchange Agreement will be conditioned upon the WFOE entering into a satisfactory VIE arrangement with the China Company, and completion of audits for the relevant periods of both HGSL and the China Company. The shares of common stock to be offered by HHEG Nevada in the exchange Transaction with the shareholders of HGSL have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

HHEG Nevada is in the process of redomiciling from Nevada to the Cayman Islands as more particularly described below under Item 8.01 Other Events. It is anticipated that the redomicile merger will be completed on or after February 1, 2019, but before the Transaction is completed. As a result of the redomicile merger, all shares issued in the Transaction will be issued by the Cayman company, and the Cayman company will assume all responsibility for the Company’s obligations under the MOU and the Exchange Agreement.

ITEM 8.01 OTHER EVENTS

The Board of Directors of Huahui Education Group Corporation (“HHEG Nevada” and the “Company”) is in the process of redomiciling the Company from Nevada to the Cayman Islands. The Board of Directors has established a wholly-owned subsidiary in the Cayman Islands named HUAHUI EDUCATION GROUP LIMITED (“HHEG Cayman”), and intends to merge HHEG Nevada into HHEG Cayman. HHEG Cayman will be the surviving company. The Board will solicit a written consent (“Written Consent”) from the Company’s shareholders to approve the merger; approval will be obtained from the stockholders of the Company owning at least a majority of the outstanding shares of the Company’s common stock.

The Written Consent will approve a change of domicile from the State of Nevada to the Cayman Islands by means of a merger (the “Redomicile Merger”) of the Company with and into its wholly-owned subsidiary, which is an exempt company limited by shares incorporated under the laws of the Cayman Islands. An agreement and plan of merger will be submitted to the shareholders and must be approved by at least a majority of the outstanding shares of the Company’s common stock. It is anticipated that there will be no change in the number of outstanding shares of the Company’s common stock and that each share of HHEG Nevada common stock will be converted into one ordinary share of HHEG Cayman.

Forward-Looking Statements

This report on Form 8-K contains forward-looking statements about our expectations, beliefs or intentions regarding, among other things, the agreement with HGSL disclosed herein and the Redomicile Merger. Forward-looking statements can be identified by the use of forward-looking words such as “believe,” “expect,” “intend,” “plan,” “may,” “should” or “anticipate” or their negatives or other variations of these words or other comparable words or by the fact that these statements do not relate strictly to historical or current matters. Forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements, including, but not limited to, our inability to negotiate and enter into the Exchange Agreement.

All forward-looking statements contained in this report speak only as of the date hereof and are expressly qualified in their entirety by the cautionary statements included in this report. We undertake no obligations to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. In evaluating forward-looking statements, you should consider these risks and uncertainties, as well as additional risks disclosed in our other reports filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Memorandum of Understanding dated January 23, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2019	HUAHUI EDUCATION GROUP CORPORATION

	By:	/s/ WU ZIHUA
WU ZIHUA
President, CEO, CFO, Treasurer, Secretary, Director